AMENDED AND RESTATED LIMITED LIABILITY COMPANY
               AGREEMENT of J.P. MORGAN INDEX FUNDING COMPANY, LLC (the "Company"), made as of September 10, 1997, among J.P. MORGAN & CO. INCORPORATED, a Delaware corporation ("J.P. Morgan"), and J.P. MORGAN VENTURES CORPORATION, a Delaware corporation and a wholly owned subsidiary of J.P. Morgan ("JPM Ventures"), as initial Members (as defined below) of the Company, and the Persons (as defined below) who become Members of the Company in accordance with the terms hereof.


          WHEREAS J.P. Morgan and JPM Ventures have heretofore formed a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Del C. Section 18-101, et seq., as amended from time to time (the "Delaware Act"), by filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware on November 21, 1995;

          WHEREAS, J.P. Morgan and JPM Ventures entered into a limited liability company agreement dated as of February 20, 1996 (the "Original LLC Agreement");

          WHEREAS, J.P. Morgan and JPM Ventures entered into an amended and restated limited liability company agreement dated as of May 15, 1996 for the purpose of amending and restating the Original LLC Agreement;

          WHEREAS J.P. Morgan and JPM Ventures wish to amend and restate the amended and restated limited liability company agreement dated as of May 15, 1996, in the form hereof; and

          WHEREAS the Members desire to provide for the operation of the Company as a limited liability company under the Delaware Act and pursuant to the terms hereof.


          NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:


                                 ARTICLE I

                               DEFINED TERMS

          Section 1.1. Definitions. The terms defined in this Article I shall, for the purposes of this Agreement, have the meanings herein specified.

          "Affiliate" means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

          "Agreement" means this Limited Liability Company Agreement of the Company as amended, modified, supplemented or restated from time to time.

          "Certificate" means the Certificate of Formation and any and all amendments thereto and restatements thereof filed on behalf of the Company with the office of the Secretary of State of the State of Delaware pursuant to the Delaware Act.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding federal tax statute enacted after the date of this Agreement. A reference to a specific section (Section) of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Agreement, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Agreement containing such reference.

          "Common Member" means a Member that holds one or more Common
Securities.

          "Common Securities" shall mean the Interests in the Company which represent common limited liability company interests in the Company and are described in this Agreement.

          "Covered Person" means the Managing Members, any Affiliate of the Managing Members or any officers, directors, shareholders, partners, employees, representatives or agents of the Managing Members, or any employee or agent of the Company or its Affiliates.

          "Early Redemption Value", with respect to any Indexed Preferred Securities of any series or any related Common Securities, shall have the meaning, if any, set forth in the Written Action of the Company establishing such series and Common Securities.

          "Face Amount" means, with respect to any Preferred Security, the initial stated principal amount thereof.

          "Indemnified Person" means each Common Member, any Affiliate of such Common Member or any officers, directors, shareholders, partners, employees, representatives or agents of such Common Member, or any employee or agent of the Company or its Affiliates.

          "Indexed Preferred Security" means any Preferred Security the stated liquidation preference or redemption value, as applicable, of which varies or may vary from the Face Amount thereof.

          "Interest" means a limited liability company interest in the Company, including the right of the holder thereof to any and all benefits to which a Member may be entitled as provided in this Agreement, together with the obligations of a Member to comply with all of the terms and provisions of this Agreement.

          "Liquidation Distribution" shall have the meaning set forth in
Section 15.5 of this Agreement.

          "LP Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Section 17-101, et seq., as amended from time to time.

          "Managing Members" means J.P. Morgan and JPM Ventures, in their capacity as the Members that hold all of the outstanding Common Securities.

          "Member" means any Person that holds an Interest in the Company and is admitted as a member of the Company pursuant to the provisions of this Agreement, in its capacity as a member of the Company. For purposes of the Delaware Act, the Managing Members and the Preferred Members shall constitute separate classes or groups of Members.

          "Notes" means the Notes evidencing the loans from time to time from the Company to Morgan Guaranty Trust Company of New York, a trust company, with full banking powers organized under the laws of the State of New York

("Morgan Guaranty"), of the proceeds of the issuances of Interests and, at the option of the Company, related capital contributions.

          "Person" means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

          "Preferred Certificate" means a certificate evidencing the Preferred Securities held by a Preferred Member.

          "Preferred Member" means a Member that holds one or more Preferred Securities, in such capacity.

          "Preferred Securities" shall mean the Interests which represent preferred limited liability company interests in the Company and are described in this Agreement.

          "Principal Amount" means, at any time with respect to any Indexed Preferred Security, the Redemption Value, the applicable Early Redemption Value or the stated liquidation preference, as applicable, of such Indexed Preferred Security, as if determined as of such time pursuant to the terms of such Indexed Preferred Security.

          "Redemption Value," with respect to any Indexed Preferred Securities of any series or any related Common Securities, shall have the meaning, if any, set forth in the Written Action of the Company establishing such series and such Common Securities.

          "Related Note Guarantee" shall mean the Related Note Guarantee of J.P. Morgan for the benefit of the Company with respect to the Related Notes.

          "Tax Matters Partner" means the Managing Member designated as such in Section 11.1 hereof.

          Section 1.2. Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                                 ARTICLE II

                CONTINUATION AND TERM; ADMISSION OF MEMBERS

          Section 2.1. Continuation. (a) The Members hereby agree to continue the Company as a limited liability company under and pursuant to the provisions of the Delaware Act and agree that the rights, duties and liabilities of the Members shall be as provided in the Delaware Act, except as otherwise provided herein.

          (b) Upon the execution of this Agreement, J.P. Morgan and JPM Ventures shall continue to be Members and shall each be designated as a Common Member and shall together be the holders of all of the Common Securities.

          (c) Either Managing Member, as an authorized person within the meaning of the Delaware Act, shall execute, deliver and file any and all Amendments to and restatements of the Certificate.

          Section 2.2. Name. The name of the Company heretofore formed and continued hereby is J.P. Morgan Index Funding Company, LLC. The business of the Company may be conducted upon compliance with all applicable laws under any other name designated by the Managing Members.

          Section 2.3. Term. The term of the Company commenced on the date the Certificate was filed in the office of the Secretary of State of the State of Delaware and shall continue until November 21, 2105, unless dissolved before such date in accordance with the provisions of this Agreement.

          Section 2.4. Registered Agent and Office. The Company's registered agent and office in Delaware shall be J.P. Morgan & Co. Incorporated, 902 Market Street, City of Wilmington, County of New Castle, Delaware 19801. At any time, the Managing Members may designate another registered agent and/or registered office.

          Section 2.5. Principal Place of Business. The principal place of business of the Company shall be at 60 Wall Street, New York, New York 10260-0060. The Managing Members may change the location of the Company's principal place of business; provided that such change has no material adverse effect upon any Member.

          Section 2.6. Qualification in Other Juris dictions. The Managing Members shall cause the Company to be qualified, formed or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Company conducts business and in which such qualification, formation or registration is required by law or deemed advisable by the Managing Members. Either Managing Member, as an authorized person within the meaning of the Delaware Act, shall execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

          Section 2.7. Admission of Members. (a) Subject to Section 2.1(b), a Person shall be admitted as a Member and shall become bound by the terms of this Agreement, without execution of this Agreement, if such Person (or a representative authorized by such Person orally, in writing or by other action such as payment for an Interest) complies with the conditions for becoming a Member as set forth in Section 2.7(b) and requests (which request shall be deemed to have been made upon acquisition of an Interest directly from the Company or upon an assignment of an Interest from another Person) that the records of the Company reflect such admission.

          The Company shall be promptly notified of any assignment. The Company will reflect the admission of a Member in the records of the Company as soon as is reasonably practicable after either of the following events: (i) in the case of a Person acquiring an Interest directly from the Company, at the time of payment therefor, and (ii) in the case of an assignment, upon notification thereof (the Company being entitled to assume, in the absence of knowledge to the contrary, that proper payment has been made for such Interest).

          (b) Whether acquiring an Interest directly from the Company or by assignment, a Person shall be admitted as a Member upon the acquisition or assignment, as the case may be, of such Interest and the reflection of such Person's admission as a Member on the registration books maintained by or on behalf of the Company. The consent of any other Member shall not be required for the admission of a Member.

          Section 2.8. Merger, Consolidation, etc., of the Company. The Company may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other entity, except with the prior approval of Holders of not less than 66-2/3% of the Principal Amount of the outstanding Preferred Securities or except as set forth in this Section
2.8. The Company may, without the consent of Preferred Members, consolidate or merge with or into, or convey, transfer or lease its assets substantially as an entirety to, a limited liability company or limited partnership or trust organized as such under the laws of any state of the United States of America or the District of Columbia; provided that (i) such successor entity either (a) expressly assumes all of the obligations of the Company under the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank, with respect to participation in the assets of the successor entity consisting of the relevant Related Note and the proceeds thereof, at least as high as the Preferred Securities rank with respect to participation in the assets of the Company consisting of the relevant Related Note and the proceeds thereof, (ii) Morgan Guaranty expressly acknowledges such successor entity as the holder of the Note or Notes relating to any outstanding Preferred Securities, (iii) such merger, consolidation, conveyance, transfer or lease does not cause the Preferred Securities or the Successor Securities, if any, to be delisted (or, in the case of any Successor Securities, to fail to be listed) by any national securities exchange or other organization on which any such Preferred Securities are then listed, (iv) such merger, consolidation, conveyance, transfer or lease does not cause the Preferred Securities or Successor Securities, if any, to be downgraded by any "nationally recognized statistical rating organization", as that term is defined by the Securities and Exchange Commission for purposes of Rule 436(g)(2) under the Securities Act of 1933, as amended, (v) such merger, consolidation, conveyance, transfer or lease does not adversely affect the powers, preferences and other special rights of Preferred Members or the holders of the Successor Securities, if any, in any material respect other than, in the case of any such merger with or into a trust, the fact that the Preferred Securities will represent an interest in the assets of such trust consisting of the relevant Related Note and the proceeds thereof and
(vi) prior to such merger, consolidation, conveyance, transfer or lease J.P. Morgan has received an opinion of counsel (which counsel is not an employee of J.P. Morgan or the Company) to the effect that (I) such merger, consolidation, conveyance, transfer or lease will not require the Company or such successor entity to register as an "investment company" under the Investment Company Act of 1940, as amended, (II) Preferred Members will not recognize any gain or loss for federal income tax purposes as a result of such merger, consolidation, conveyance, transfer or lease, (III) such successor entity will not be treated as an association taxable as a corporation for federal income tax purposes and (IV) such merger, consolidation, conveyance, transfer or lease will not adversely affect the limited liability of holders of Preferred Securities.

                                ARTICLE III

                     PURPOSE AND POWERS OF THE COMPANY

          Section 3.1. Purpose. The sole purpose of the Company is to issue Interests and to loan the proceeds from the issuance thereof and the related capital contributions from Common Members to Morgan Guaranty. The Company shall have the power and authority to take any and all actions necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purpose of the Company as set forth herein.


                                 ARTICLE IV

             CAPITAL CONTRIBUTIONS, ALLOCATIONS AND SECURITIES

          Section 4.1. Form of Contribution. The contribution of a Member to the Company may, as determined by the Managing Members in their discretion, be in cash, a promissory note or other legal consideration.

          Section 4.2. Contributions by the Common Members. The Common Members shall make such contributions to the Company, either in connection with the purchase of Common Securities or otherwise, so as to cause their Common Securities to be entitled to at least 0.001% of all interest in the capital, income, gain, loss, deduction, credit and distributions of the Company at all times.

          Section 4.3. Contributions by the Preferred Members. The Preferred Members shall make such contributions to the Company as are required by the applicable terms of Section 7.1 of this Agreement. Preferred Members, in their capacity as Members of the Company, shall not be required to make any additional contributions to the Company and shall have no additional liability solely by reason of being Preferred Members in excess of their share of the Company's assets and undistributed profits (subject to their obligation to return distributions wrongfully distributed to them as required by applicable law).

          Section 4.4. Allocations of Profits and Losses. The profits of the Company for any month from each Related Note shall be allocated among the related series of Preferred Securities and the related Common Securities in proportion to the distributions payable to such Preferred Securities and Common Securities, respectively. The profits so allocable to a particular series of Preferred Securities or the related Common Securities shall be allocated to those persons who hold the Preferred Securities or the related

Common Securities on the record date for payment of dividends for that month. All losses of the Company for any month from each Related Note shall be allocated among the related series of Preferred Securities and the related Common Securities in a manner that reflects the persons bearing the economic burden of such loss. Such allocations may be adjusted by the Managing Members as appropriate to cause the taxable income allocated to any such series to conform to the distributions on such series, if required because the use of this monthly convention is prohibited by applicable laws or if otherwise necessary or appropriate to cause the allocations to reflect the economic substance of the Preferred Securities.

          Section 4.5. Interests as Personal Property. Each Member hereby agrees that its Interest shall for all purposes be personal property. A Member has no interest in specific Company property.


                                 ARTICLE V

                                  MEMBERS

          Section 5.1. Powers of Members. The Members shall have the power to exercise any and all rights or powers granted to the Members pursuant to the express terms of this Agreement.

          Section 5.2. Partition. Each Member waives any and all rights that it may have to maintain an action for partition of the Company's property.

          Section 5.3. Resignation. The Managing Members shall have no right to resign from the Company. Any other Member may only resign from the Company prior to the dissolution and winding up of the Company upon the assignment of its Interest (including any redemption, repurchase, exchange or other acquisition by the Company of such Interest) in accordance with the provisions of this Agreement. A resigning Member shall not be entitled to receive any distribution and shall not otherwise be entitled to receive the fair value of its Interest except as otherwise expressly provided for in this Agreement.


                                 ARTICLE VI

                                 MANAGEMENT

          Section 6.1. Management of the Company. Except as otherwise provided herein, the business and affairs of the Company shall be managed, and all actions required under this Agreement shall be determined, solely and exclusively by the Managing Members, which shall have all rights and powers on behalf and in the name of the Company to perform all acts necessary and desirable to the objects and purposes of the Company. Without limiting the generality of the foregoing, the Managing Members, in their capacity as Common Members and not by virtue of any delegation of management power from any Member, shall have the power on behalf of the Company to:

          (a) authorize and engage in transactions and dealings on behalf of the Company, including transactions and dealings with any Member (including any Managing Member) or any Affiliate of any Member (including, without limitation, the making of loans to Morgan Guaranty);

          (b) call meetings of Members or any class or series thereof;

          (c) issue Interests, including Common Securities, Preferred Securities and classes and series thereof, in accordance with this Agreement;

          (d) pay all expenses incurred in forming the Company;

          (e) lend money, with or without security, to J. P. Morgan, Morgan Guaranty or any Affiliate of either;

          (f) determine and make distributions (whether denominated as "dividends" or otherwise), in cash or otherwise, on Interests, in accordance with the provisions of this Agreement and of the Delaware Act;

          (g) establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including with respect to allocations, dividends and voting rights;

          (h) establish or set aside in their discretion any reserves for contingencies and for any other proper Company purpose;

          (i) redeem, repurchase or exchange on behalf of the Company Interests which may be so redeemed, repurchased or exchanged;

          (j) appoint (and dismiss from appointment) attorneys and agents on behalf of the Company, and employ (and dismiss from employment) any and all persons providing legal, accounting or financial services to the Company, or such other employees or agents as the Managing Members deem necessary or desirable for the management and operation of the Company, including, without limitation, any Member (including any Managing Member) in its capacity as employee or agent or any Affiliate of any Member;

          (k) incur and pay all expenses and obligations incident to the operation and management of the Company, including, without limitation, the services referred to in the preceding paragraph, taxes, interest, travel, rent, insurance, supplies, salaries and wages of the Company's employees and agents;

          (l) acquire and enter into any contract of insurance necessary or desirable for the protection or conservation of the Company and its assets or otherwise in the interest of the Company as the Managing Members shall determine;

          (m) open accounts and deposit, maintain and withdraw funds in the name of the Company in banks, savings and loan associations, brokerage firms or other financial institutions, including any Affiliate of the Company;

          (n) effect a dissolution of the Company and act as liquidating trustee or the Person winding up the Company's affairs, all in accordance with the provisions of this Agreement and of the Delaware Act;

          (o) bring and defend on behalf of the Company actions and proceedings at law or in equity before any court or governmental, administrative or other regulatory agency, body or commission or otherwise;

          (p) prepare and cause to be prepared reports, statements and other relevant information for distribution to Members as may be required or determined to be appropriate by the Managing Members from time to time;

          (q) prepare and file all necessary returns and statements and pay all taxes, assessments and other impositions applicable to the Company or to the assets of the Company; and

          (r) execute all other documents or instruments, perform all duties and powers and do all things for and on behalf of the Company in all matters necessary, desirable or incidental to the foregoing.

          The expression of any power or authority of the Managing Members in this Agreement shall not in any way limit or exclude any other power or authority which is not specifically or expressly set forth in this Agreement.

          Section 6.2. Reliance by Third Parties. Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Managing Members herein set forth.

          Section 6.3. No Management by any Preferred Members. Except as otherwise expressly provided herein, no Preferred Member shall take part in the day-to-day management, operation or control of the business and affairs of the Company. The Preferred Members, in their capacity as Preferred Members of the Company, shall not be agents of the Company and shall not have any right, power or authority to transact any business in the name of the Company or to act for or on behalf of or to bind the Company.

          Section 6.4. Preferred Members Voting Rights. Subject to the terms and conditions set forth in ex.1(b) of this Agreement, the Preferred Members shall have the right, upon the occurrence of certain circumstances, to vote to cause the Company to take certain actions.

          Section 6.5. Business Transactions of a Managing Member with the Company. The Managing Members or their Affiliates may lend money to, borrow money from, act as surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with, the Company and, subject to applicable law, shall have the same rights and obligations with respect to any such matter as persons who are not Managing Members or Affiliates thereof.

          Section 6.6. Outside Businesses. Any Member or Affiliate thereof may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Company, and the Company and the Members shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Company, shall not be deemed wrongful or improper. No Member or Affiliate thereof shall be obligated to present any particular investment opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be taken by the Company, and any Member or Affiliate thereof shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment opportunity.

          Section 6.7. Actions by Managing Members. Not withstanding any provision to the contrary, any action that the Managing Members are authorized to take hereunder or under the Delaware Act may be taken by the Managing Members, acting together, or by either Managing Member, acting alone.


                                ARTICLE VII

                 COMMON SECURITIES AND PREFERRED SECURITIES

          Section 7.1. Common Securities and Preferred Securities. (a) The Interests in the Company shall initially be divided into two classes, Common Securities and Preferred Securities.

          (b) The Preferred Securities may be issued from time to time in one or more series with such relative rights, powers, preferences, limitations and restrictions as may from time to time be established in a written action or actions of the Managing Members providing for the issuance of such series as hereinafter provided. Authority is hereby expressly granted to the Managing Members, subject to the provisions of this Agreement, to authorize the issuance of one or more series of Preferred Securities, and with respect to each such series to establish by a written action or actions (each, a "written action") providing for the issuance of such series:

          (i) the maximum number of Preferred Securities to constitute such series, the aggregate initial principal amount, the Face Amount (if any) and the distinctive designation thereof;

          (ii) whether the Preferred Securities of such series shall have voting rights in addition to those set forth in this Agreement and, if so, the terms of such voting rights;

          (iii) the periodic dividend or other distribution rate (or method of calculation thereof), if any, on the Preferred Securities of such series and any related Common Securities, the conditions and dates upon which such dividends or other distributions shall be payable and the ability of the Company, if any, to extend the dividend or other distribution payment period for the Preferred Securities of such series and any related Common Securities, the dates from which such dividends or other distributions shall accrue, the preference or relation which such dividends or other distributions have with respect to dividends or other distributions payable on any other class or classes of Interests or on any other series of Preferred Securities and any related Common Securities, and whether such dividends or other distributions shall be cumulative or noncumulative;

          (iv) whether the Preferred Securities of such series and any related Common Securities shall be subject to redemption by the holders thereof or the Company, and, if made subject to redemption, the times and other terms and conditions of such redemption (including the amount and kind of consideration to be received upon such redemption, or the method of calculation thereof);

          (v) any rights in addition to those set forth in this Agreement of the Preferred Members that hold Preferred Securities of such series upon the dissolution of the Company;

          (vi) whether or not the Preferred Securities of such series and any related Common Securities shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the Preferred Securities of such series and any related Common Securities for retirement and the terms and provisions relative to the operation thereof;

          (vii) whether or not the Preferred Securities of such series and any related Common Securities shall be convertible into, or exchangeable for, Interests of any other class or classes, or of any other series of Preferred Securities, or securities of any other kind, including those issued by a Managing Member or any of its Affiliates, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

          (viii) any limitations and restrictions in addition to those set forth in this Agreement to be effective while any Preferred Securities of such series and any related Common Securities are outstanding upon the payment of periodic dividends or other distributions on, and upon the purchase, redemption or other acquisition by the Company of, other Common Securities or any other series of Preferred Securities;

          (ix) any conditions or restrictions in addition to those set forth in this Agreement upon the issue of any additional Interests (including additional Preferred Securities of such series and any related Common Securities or Interests of any other series ranking on a parity with or prior to the Preferred Securities of such series and any related Common Securities as to periodic dividends or distribution of assets on dissolution);

          (x) the times, prices and other terms and conditions for the offering of the Preferred Securities and any related Common
     Securities;

          (xi) the preferential allocation of profits or losses, if any;

          (xii) the Principal Amount (or the method of calculation thereof) of such Preferred Securities and any related Common Securities to be paid upon Stated Maturity (if any) thereof; and

          (xiii) any other relative rights, powers and duties as shall not be inconsistent with this Section 7.1.

          Except as set forth in paragraph 7.1(c) below, the payment terms of any series of Preferred Securities will be identical to the payment terms of the related Common Securities. The related Common Securities will be issued in a face amount such that the face amount of such related Common Securities represents 0.001% of the sum of (x) the face amount of the Preferred Securities of such series and (y) the face amount of such related Common Securities. In connection with the foregoing and without limiting the generality thereof, the Managing Members are hereby expressly authorized, without the vote or approval of any other Member, to take any action to create under the provisions of this Agreement a series of Preferred Securities that was not previously outstanding and to issue related Common Securities. Without the vote or approval of any other Member, the Managing Members may execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection with the issuance from time to time of Preferred Securities and any related Common Securities in one or more series as shall be necessary, convenient or desirable to reflect the issue of such series. The Managing Members shall do all things they deem to be appropriate or necessary to comply with the Delaware Act and are authorized and directed to do all things they deem to be necessary or permissible in connection with any future issuance, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any securities exchange.

          Any action or actions taken by the Managing Members pursuant to the provisions of this paragraph (b) shall be deemed an amendment and supplement to and part of this Agreement.

          (c) The Preferred Securities of any series shall rank pari passu with the related Common Securities of such series in respect of the right to receive dividends or other distributions and in respect of the right to receive payments out of the assets of the Company upon voluntary or involuntary dissolution and winding up of the Company unless an Event of Default under the Note relating to such Securities shall have occurred and be continuing, in which case the Preferred Securities shall have priority over the Common Securities in respect of the right to receive dividends or other distributions or payments. All Preferred Securities redeemed, purchased or otherwise acquired by the Company (including Preferred Securities surrendered for conversion or exchange) shall be canceled and thereupon restored to the status of authorized but unissued Preferred Securities undesignated as to series.

          (d) No holder of Common Securities or of Preferred Securities shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of Preferred Securities of any series whatsoever or any related Common Securities, or of securities convertible into any Preferred Securities of any series whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

          (e) Common Securities shall not be evidenced by any certificate or other written instrument, but shall only be evidenced by this Agreement. Subject to Section 2.8, Common Securities shall be non-assignable and non-transferable, and may only be issued to and held by the Managing Members. Any transfer or purported transfer of any Common Security shall be null and void. Preferred Securities shall be freely assignable and transferable.

          (f) Any Person purchasing Preferred Securities shall be admitted to the Company as a Preferred Member upon compliance with Section 2.7.

          Section 7.2. Persons Deemed Preferred Members. The Company may treat the Person in whose name any Preferred Certificate shall be registered on the books and records of the Company as a Preferred Member and the sole holder of such Preferred Certificate for purposes of receiving dividends or other distributions and for all other purposes whatsoever, and accordingly shall not be bound to recognize any equitable or other claims to or interest in such Preferred Certificate on the part of any other Person, whether or not the Company shall have actual or other notice thereof.

                                ARTICLE VIII

                            VOTING AND MEETINGS

          Section 8.1. Voting Rights of Holders of Preferred Securities.
(a) Except as shall be otherwise established herein or in the action or actions of the Managing Members providing for the issue of any series of Preferred Securities and except as otherwise required by the Delaware Act, the Preferred Members holding such Preferred Securities shall have, with respect to such Preferred Securities, no right or power to vote on any question or matter or in any proceeding or to be represented at, or to receive notice of, any meeting of Members.

          (b) If (i) the Company fails to pay dividends or other distributions in full on the Preferred Securities of any series for 30 days following the date on which such payment was due in accordance with the terms of such Preferred Securities; or (ii) an Event of Default (as defined in any Note) occurs and is continuing with respect to such Note, then the Members holding a majority in Principal Amount of the outstanding Preferred Securities of such series, together with Members holding any other Interests having the right to vote in such event (other than any Common Member, in its capacity as such), acting as a single class, will be entitled to cause the Company (A) to enforce the Company's rights under the applicable Note or Notes against Morgan Guaranty, (B) in the case of clause
(i) above, declare and pay dividends or other distributions on the Preferred Securities of such series and (C) in the case of clause (ii) above, to enforce the Company's rights under the Related Note Guarantee with respect to the Preferred Securities of such series. For purposes of determining whether the Company has failed to pay dividends in full within 30 days of the applicable payment date, dividends or other distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative dividends or other distributions have been or contemporaneously are declared and paid with respect to all dividend or other distribution periods terminating on or prior to the date of payment of such full cumulative dividends or other distributions. Not later than 30 days after the right to vote arises, the Managing Members will solicit such vote. If the Managing Members fail to solicit such vote within such 30-day period, the Members holding 10% in Principal Amount of the outstanding Preferred Securities of the series with respect to which dividends or other distributions have not been paid and such other Interests that are entitled to vote, acting as a single class, will be entitled to convene such meeting. Any such voting rights shall cease immediately, subject to the applicable terms of any Interests the holders of which were entitled to such voting rights, if, in the case of clause (i) above, the Company shall have paid in full all accumulated and unpaid dividends or other distributions on the Preferred Securities of the series with respect to which dividends or other distributions have not been paid or if, in the case of clause (ii) above, such default of Morgan Guaranty shall have been cured.

          (c) If any resolution is proposed to be adopted by the Members providing for, or the Managing Members propose to take, any action to effect:

          (i) any variation or abrogation of the powers, preferences and special rights of the Preferred Securities of any series by way of amendment of this Agreement or otherwise (including, without limitation, the authorization or issuance of any Interests in the Company ranking, as to participation in the profits or assets of the Company, senior to the Preferred Securities), which variation or abrogation adversely affects the holders of Preferred Securities of such series,

          (ii) the dissolution of the Company, or

          (iii) the commencement of any bankruptcy, insolvency, reorganization or other similar proceeding involving the Company,

then, in the case of any resolution or action described in clause (i) above, the Members holding outstanding Preferred Securities of the series the powers, preferences or special rights of which are proposed to be amended and, in the case of any resolution or action described in clause
(ii) or (iii) above, the Members holding any outstanding Preferred Securities or any Common Securities will be entitled to vote together as a class on such resolution or action of the Managing Members (but not any other resolution or action) and such resolution or action shall not be effective except with the approval of the Members holding a majority in Principal Amount of such outstanding securities; provided that no such resolution or action shall, without the consent of each Preferred Member affected thereby, (1) change the terms of such Preferred Member's Preferred Securities established pursuant to Section 7.l(b)(iii), (iv), (v), (vi),
(vii), (viii), (xi) or (xii) or Section 15.5 in a manner adverse to such Preferred Member, (2) reduce the above-stated percentage of Principal Amount necessary to approve such resolution or action or (3) amend the provisions of this Section 8.1(c); provided further, however, that no such approval shall be required under clauses (i) and (ii) if the dissolution of the Company is proposed or initiated upon the occurrence of any of the events specified in Section 15.2(a) through (c) or (e) through (f). The powers, preferences or special rights of the Securities of any series will be deemed not to be varied by the creation or issuance of, and no vote will be required for the creation or issuance of, any Securities of any other series.

          (d) Notwithstanding any provision to the contrary herein, the first sentence of Section 14.1 of this Agreement may only be amended with the consent of each Preferred Member.

          (e) Notwithstanding that Members holding Preferred Securities of any series are entitled to vote or consent under any of the circumstances described in this Agreement, any of the Preferred Securities of any series that are owned by J.P. Morgan or any entity owned more than fifty percent by J.P. Morgan, either directly or indirectly, shall not be entitled to vote or consent and shall, for the purposes of such vote or consent, be treated as if they were not outstanding.

          Section 8.2. Voting Rights of Holders of Common Securities. Except as otherwise provided herein or by the Managing Members in accordance with Section 7.1 in respect of any series of Preferred Securities and except as otherwise provided by the Delaware Act, all voting rights of the Company shall be vested exclusively in the Common Members. The Common Securities shall entitle the Common Members to vote in proportion to their percentage ownership interest in the Company upon all matters upon which Common Members have the right to vote. All Common Members shall have the right to vote separately as a class on any matter on which the Common Members have the right to vote regardless of the voting rights of any other Member.

          Section 8.3. Meetings of the Members. (a) Meet ings of the Members of any class or series or of all classes or series of Interests may be called at any time by the Managing Members or as provided by any applicable terms of any Preferred Securities. Except to the extent otherwise provided, the following provisions shall apply to meetings of
Members:

          (i) Members may vote in person or by proxy at such meeting. Whenever a vote, consent or approval of Members is permitted or required under this Agreement, such vote, consent or approval may be given at a meeting of Members or by written consent.

          (ii) Each Member may authorize any Person to act for it by proxy on all matters in which a Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Member or its attorney-in-fact. Every proxy shall be revocable at the pleasure of the Member executing it at any time before it is voted.

          (iii) Each meeting of Members shall be conducted by the Managing Members or by such other Person that the Managing Members may designate.

          (b) Any required approval of Preferred Members holding Preferred Securities of a series may be given at a separate meeting of such Preferred Members convened for such purpose or at a meeting of Members of the Company or pursuant to written consent. The Managing Members will cause a notice of any meeting at which Preferred Members holding Preferred Securities of a series are entitled to vote pursuant to Section 8.1(c)(i) or (ii) of this Agreement, or of any matter upon which action may be taken by written consent of such Preferred Members, to be mailed to each Preferred Member of record of the Preferred Securities of such series. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any action proposed to be taken at such meeting on which such Preferred Members are entitled to vote or of such matters upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          (c) Subject to Section 8.3(b), the Managing Members, in their sole discretion, shall establish all other provisions relating to meetings of Members, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Members, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                 ARTICLE IX

                     DIVIDENDS AND OTHER DISTRIBUTIONS

          Section 9.1. Dividends or Other Distributions. (a) Preferred Members and Common Members shall receive periodic dividends or other distributions, if any, in accordance with the applicable terms of the Preferred Securities and the related Common Securities, as applicable, as and when declared by the Managing Members in accordance with the Written Action establishing any Series of Preferred Securities and related Common Securities, in their discretion, out of funds legally available therefor.

          (b) Dividends or other distributions on the Preferred Securities and the related Common Securities shall be declared by the Managing Members to the extent that the Managing Members reasonably anticipate that as of the time of payment the Company will have, and such dividends or other distributions must be paid by the Company to the extent that at the time of proposed payment it has, (i) funds received from Morgan Guaranty in respect of the related Note which are legally available for the payment of such dividends or other distributions and (ii) cash on hand sufficient to permit such payments.

          (c) A Preferred Member and a Common Member shall not be entitled to receive any dividend or other distribution with respect to the Preferred Securities of any series and the related Common Securities, as applicable, irrespective of whether such dividend or other distribution has been declared by the Managing Members, prior to the date on which such dividend or other distribution is payable and until such time as the Company has received the interest payment on the related Note for the interest payment date corresponding to such dividend or other distribution payment date and such monies are available for distribution to the Preferred Member and the Common Member pursuant to the terms of this Agreement and the Delaware Act; and notwithstanding any provision of Section 18-606 of the Delaware Act to the contrary, until such time a Preferred Member and a Common Member shall not have the status of a creditor of the Company or the remedies available to a creditor of the Company.

          Section 9.2. Limitations on Distributions. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution (including a dividend) to any Member on account of its Interest if such distribution would violate Section 18-607 of the Delaware Act or other applicable law.


                                 ARTICLE X

                             BOOKS AND RECORDS

          Section 10.1. Books and Records; Accounting. The Managing Members shall keep or cause to be kept at the address of the Managing Members (or at such other place as the Managing Members shall advise the other Members in writing) true and full books and records regarding the status of the business and financial condition of the Company.

          Section 10.2. Fiscal Year. The fiscal year of the Company for federal income tax and accounting purposes shall, except as otherwise required in accordance with the Code, end on December 31 of each year.

          Section 10.3. Limitation on Access to Records. Notwithstanding any provision of this Agreement, the Managing Members may, to the maximum extent permitted by law, keep confidential from the Preferred Members any information the disclosure of which the Managing Members reasonably believe is not in the best interest of the Company or could damage the Company or its business or which the Company or the Managing Members are required by law or by an agreement with any Person to keep confidential.


                                 ARTICLE XI

                                TAX MATTERS

          Section 11.1. Tax Positions. The Company intends to take the position for Federal income tax reporting purposes that it is a "grantor trust" for Federal income tax purposes. If the Company is determined not to be a grantor trust (or if counsel provides a written opinion to the Company that such a reporting position is unreasonable), the Company shall take the position that it is a partnership for Federal income tax purposes. Except as expressly required by this Agreement, the Company shall take no action inconsistent with such positions. Holders of Preferred Securities, by acquiring Preferred Securities, agree to take tax reporting positions consistent with the Company's tax reporting position.


          Section 11.2. Company Tax Returns. (a) The Managing Members shall cause to be prepared and timely filed all tax returns required to be filed for the Company. The Managing Members will cause the Company to make the election under section 761(a) of the Code to be excluded from the application of Subchapter K of the Code. The Managing Members may, in their discretion, make or refrain from making any other federal, state or local income or other tax elections for the Company that they deem necessary or advisable, including, without limitation, any election under Section 754 of the Code or any successor provision.

          (b) If the Company is determined to be a partnership for Federal income tax purposes, J.P. Morgan is hereby designated as the Company's "Tax Matters Partner" under Code Section 6231(a)(7) and shall have all the powers and responsibilities of such position as provided in the Code. J.P. Morgan is specifically directed and authorized to take whatever steps J.P. Morgan, in its discretion, deems necessary or desirable to perfect such designation, including filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required by the Code or any regulations issued thereunder. Expenses incurred by the Tax Matters Partner, in its capacity as such, will be borne by the Company.

          Section 11.3. Tax Reports. The Managing Members shall, as promptly as practicable and in any event on a timely basis, cause to be prepared and mailed to each Preferred Member of record federal income tax reporting forms which are necessary or, in the discretion of the Managing Members, advisable.



                                ARTICLE XII

                                  EXPENSES

          Section 12.1. Expenses. Except as otherwise provided in this Agreement or any Written Action of the Managing Members, the Company shall be responsible for all expenses of the Company, and shall pay all such expenses out of funds of the Company determined by the Managing Members to be available for such purpose; provided that such expenses or obligations are those of the Company or are otherwise incurred by the Managing Members in connection with this Agreement, including, without limitation:

          (a) all costs and expenses related to the business of the Company and all routine administrative expenses of the Company, including the maintenance of books and records of the Company, the preparation and dispatch to the Members of checks, financial reports, tax returns and notices required pursuant to this Agreement and the holding of any meetings of the Members;

          (b) all expenses incurred in connection with any litigation involving the Company (including the cost of any investigation and preparation) and the amount of any judgment or settlement paid in connection therewith (other than expenses incurred by any Managing Member in connection with any litigation brought by or on behalf of any Member against such Managing Member);

          (c) all expenses for indemnity or contribution payable by the Company to any Person (including any Managing Member);

          (d) all expenses incurred in connection with the collection of amounts due to the Company from any Person;

          (e) all expenses incurred in connection with the preparation of amendments to this Agreement; and

          (f) all expenses incurred in connection with the dissolution, winding up or termination of the Company.


                                ARTICLE XIII

                                 LIABILITY

          Section 13.1. Liability of Members. (a) Except as otherwise provided by the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company and, no Common Member and no Preferred Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Common Member or a Preferred Member, as applicable, of the Company.

          (b) A Preferred Member or a Common Member, in its capacity as such, shall have no liability in excess of (i) the amount of its capital contributions, (ii) its share of any assets and undistributed profits of the Company, (iii) any amounts required to be paid by such Preferred Member in the written action or actions creating the series of Preferred Securities held by such Preferred Member and (iv) the amount of any distributions wrongfully distributed to it.


                                ARTICLE XIV

                          ASSIGNMENT OF INTERESTS

          Section 14.1. Assignment of Interests. Notwith standing anything to the contrary in this Agreement other than Section 2.8, Common Securities shall be non-assignable and non-transferable, and may only be issued to a Managing Member and held by the Managing Member to which such Common Security was originally issued. Preferred Securities shall be freely assignable and transferable, subject to the provisions of Section 2.7.

          Section 14.2. Right of Assignee to Become a Member. An assignee shall become a Member upon compliance with the provisions of Section 2.7.

          Section 14.3. Events of Cessation of Membership. A Person (other than a Managing Member, in its capacity as such) shall cease to be a Member upon the lawful assignment of its Interests (including any redemption, exchange or other repurchase by the Company or the Managing Members) or as otherwise provided herein.


                                 ARTICLE XV

                  DISSOLUTION, LIQUIDATION AND TERMINATION

          Section 15.1. No Dissolution. The Company shall not be dissolved by the admission of Members in accordance with the terms of this Agreement. Except as provided in Sections 15.2(b) and (c), the death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member, or the occurrence of any other event which terminates the continued membership of a Member in the Company, shall not cause the Company to be dissolved and its affairs wound up so long as the Company at all times has at least two Members. Upon the occurrence of any such event, the business of the Company shall be continued without dissolution.

          Section 15.2. Events Causing Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events:

          (a) the expiration of the term of the Company, as provided in
     Section 2.3 hereof;

          (b) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging either of the Managing Members a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of either of the Managing Members under any applicable Federal or State bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of either of the Managing Members or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 days or either of the Managing Members shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any applicable Federal or State bankruptcy or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of either of the Managing Members or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due and its willingness to be adjudged a bankrupt, or corporate action shall be taken by either of the Managing Members in furtherance of any of the aforesaid purposes;

          (c) upon the retirement, resignation, expulsion, dissolution, winding up or liquidation of any Managing Member or the occurrence of any other event that terminates the continued membership of such Managing Member under the Delaware Act;

          (d) a decision made by the Managing Members (subject to the voting rights of Preferred Members set forth in Section 8.1) to dissolve the Company;

          (e) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act;

          (f) at the election of the Managing Members, in connection with the redemption of all series of Preferred Securities outstanding (in accordance with the terms of the written action establishing each such series of Preferred Securities); or

          (g) the written consent of all Members.

          Section 15.3. Notice of Dissolution. Upon the dissolution of the Company, the Managing Members shall promptly notify the Members of such dissolution.

          Section 15.4. Liquidation. Upon dissolution of the Company, the Managing Members or, in the event that (i) the dissolution is caused by an event described in Section 15.2(b) or (c) and (ii) there are no Managing Members, a Person or Persons who may be approved by the Preferred Members holding not less than a majority in Principal Amount of the Preferred Securities, as liquidating trustees, shall immediately commence to wind up the Company's affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. The proceeds of liquidation shall be distributed, as realized, in the manner provided in
Section 18-804 of the Delaware Act, subject to the applicable terms of any series of Preferred Securities.

          Section 15.5. Certain Restrictions on Liquidation Payments. In the event of any voluntary or involuntary dissolution of the Company, Members holding Preferred Securities of any series outstanding at such time and Members holding related Common Securities will be entitled to receive out of the assets of the Company legally available for distribution to Members, on a pro rata basis, all amounts available for distribution (the "Liquidation Distribution"); provided, that if an Event of Default under the Note relating to such series of Securities shall have occurred and be continuing, Members holding Preferred Securities of such series shall have priority over Members holding related Common Securities of such series with respect to any such Liquidation Distribution.

          Section 15.6. Termination. The Company shall terminate when all of the assets of the Company have been distributed in the manner provided for in this Article XV, and the Certificate shall have been canceled in the manner required by the Delaware Act.


                                ARTICLE XVI

                               MISCELLANEOUS

          Section 16.1. Amendments. Except as otherwise provided in this Agreement or by any applicable terms of any Preferred Securities, this Agreement may only be amended by a written instrument executed by the Managing Members including, without limitation, any amendment to (i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be inconsistent with any other provision of this Agreement, (iii) add to the covenants, restrictions or obligations of J.P. Morgan (iv) conform to changes in, or a change in interpretation or application of, certain requirements of the 1940 Act by the Commission and (v) conform to certain requirements of the Code with respect to the characterization of the Company as a grantor trust or partnership for U.S. Federal income tax purposes, so long as such amendment does not adversely affect the rights, preferences or privileges of the holders Preferred Securities.

          Section 16.2. Successors; Counterparts. This Agreement (a) shall be binding as to the executors, administrators, estates, heirs and legal successors, or nominees or representatives, of the Members and (b) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart.

          Section 16.3. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof. In particular, this Agreement shall be construed to the maximum extent possible to comply with all of the terms and conditions of the Delaware Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provisions or wording of this Agreement shall be invalid or unenforceable under the Delaware Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of applicable law, and, in the event such term or provisions cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions. If it shall be determined by a court of competent jurisdiction that any provision relating to the distributions and allocations of the Company or to any fee payable by the Company is invalid or unenforceable, this Agreement shall be construed or interpreted so as (a) to make it enforceable or valid and (b) to make the distributions and allocations as closely equivalent to those set forth in this Agreement as is permissible under applicable law.

          Section 16.4. Filings. Following the execution and delivery of this Agreement, the Managing Members shall promptly prepare any documents required to be filed and recorded under the Delaware Act, and the Managing Members shall promptly cause each such document to be filed and recorded in accordance with the Delaware Act and, to the extent required by local law, to be filed and recorded or notice thereof to be published in the appropriate place in each jurisdiction in which the Company may hereafter establish a place of business. The Managing Members shall also promptly cause to be filed, recorded and published such statements of fictitious business name and any other notices, certificates, statements or other instruments required by any provision of any applicable law of the United States or any state or other jurisdiction which governs the conduct of its business from time to time.

          Section 16.5. Power of Attorney. Each Preferred Member does hereby constitute and appoint each Managing Member as its true and lawful representative and attorney-in-fact, in its name, place and stead to make, execute, sign, deliver and file (a) any amendment of the Certificate required because of an amendment to this

Agreement or in order to effectuate any change in the membership of the Company, (b) any amendments to this Agreement made in accordance with the terms hereof and (c) all such other instruments, documents and certificates which may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction, or any political subdivision or agency thereof, to effectuate, implement and continue the valid and subsisting existence of the Company or to dissolve the Company or for any other purpose consistent with this Agreement and the transactions contemplated hereby.

          The power of attorney granted hereby is coupled with an interest and shall (a) survive and not be affected by the subsequent death, incapacity, disability, dissolution, termination or bankruptcy of the Preferred Member granting the same or the transfer of all or any portion of such Preferred Member's Interest and (b) extend to such Preferred Member's successors, assigns and legal representatives.

          Section 16.6. Exculpation. (a) No Covered Person shall be liable to the Company or any Member for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement.

          (b) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts, pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

          Section 16.7. Indemnification. To the fullest extent permitted by applicable law, an Indemnified Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Agreement; provided, however, that any indemnity under this Section 16.7 shall be provided out of and to the extent of the Company's assets only, and no Member shall have any personal liability on account thereof.

          Section 16.8. Additional Documents. Each Preferred Member, upon the request of the Managing Members, agrees to perform all further acts and execute, acknowledge and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

          Section 16.9. Notices. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (i) If given to the Company, in care of the Managing Members at the Company's mailing address set forth below:

              c/o J.P. Morgan & Co. Incorporated
                  60  Wall  Street  New  York,  NY  10260-0060
                  Facsimile  No.:  (212)  648-2157  Attention:
                  Commodities Desk

          (ii) If given to any Member, at the address set forth on the registration books maintained by or on behalf of the Company.

Each such notice, request or other communication shall be effective (a) if given by telecopier, when transmitted to the number specified in such registration books and the appropriate confirmation is received, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or

(c) if given by any other means, when delivered at the address specified in such registration books.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.


                                  J.P. MORGAN & CO.
                                  INCORPORATED,



                                  by:  /s/ Gene A. Capello
                                     --------------------------
                                  Name:  Gene A. Capello
                                  Title: Vice President and
                                         Assistant General Counsel


                                  J.P. MORGAN VENTURES
                                  CORPORATION,



                                  by: /s/ Brian Watson
                                     ---------------------------
                                  Name:  Brian Watson
                                  Title: Executive Director

                                                                EXHIBIT [ ]



               Terms of the Preferred Securities, Series [ ]

                            DATED AS OF , 199[ ]

                   WRITTEN ACTION OF THE MANAGING MEMBERS
                       PURSUANT TO SECTION 7.1 OF THE
                    LIMITED LIABILITY COMPANY AGREEMENT
                 OF J.P. MORGAN INDEX FUNDING COMPANY, LLC


          The undersigned, constituting all of the Managing Members of J.P Morgan Index Funding Company, LLC, a Delaware limited liability company (the "Company"), pursuant to Section 7.1 of the Limited Liability Company Agreement of the Company (the "Agreement") dated as of September 10, 1997, by and among the Managing Members and the Persons who become Members of the Company in accordance with the provisions thereof, do hereby authorize the issuance of, and establish the relative rights, powers, preferences, limitations and restrictions of, a series of Preferred Securities as follows:

          1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement. The following additional terms have the respective meanings specified below:

          "Business Day" means any day other than a day on which banking institutions in The City of New York are permitted or required by applicable law to close.

          "Expense Agreement" means the Agreement as to Expenses and Liabilities dated as of , 1997 between J.P. Morgan & Co. Incorporated, a Delaware corporation ("J.P. Morgan"), and the Company, as amended from time to time.

          "Guarantee" means the Guarantee Agreement dated as of , 1997, executed and delivered by J.P. Morgan for the benefit of the holders from time to time of the Preferred Securities of the Company, as amended from time to time.

          "Principal Amount" means [method for calculation] [stated liquidation preference].

          "Redemption Price" means, with respect to any date fixed for redemption (whether pursuant to optional redemption by the holders thereof or otherwise) of any Series [ ] Preferred Security or related Common Security, the Principal Amount of such Series [ ] Preferred Security or related Common Security, plus accumulated and unpaid dividends (whether or not declared) to such date.

          "Series [ ] Note" means the $ initial principal amount (or up to initial principal amount if and to the extent the over-allotment option granted by the Company to the Underwriters of the Series [ ] Preferred Securities is exercised) Series [ ] Note due [ ] of Morgan Guaranty and any other Notes issued in exchange for Morgan Guaranty's [ ] Series [ ] Note due [ ] upon the terms and subject to the conditions set forth in Section 6(e) hereof.

          2. Designation. of a series of Preferred Securities (or up to of a series of Preferred Securities if and to the extent the over-allotment option granted by the Company to the underwriters of the Series [ ] Preferred Securities is exercised) with a Face Amount of $[ ] per Preferred Security are hereby authorized and designated as "Preferred Securities, Series[ ]" (hereinafter called the "Series [ ] Preferred Securities").

          3. Voting. Except as otherwise provided in the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as amended, the Agreement (including, without limitation, Section 8.1 thereof) or this Written Action, Preferred Members holding the Series [ ] Preferred Securities shall have, with respect to such Series [ ] Preferred Securities, no right or power to vote on any question or matter or in any proceeding or to be represented at, or to receive notice of, any meeting of Members.

          4. Periodic Dividends. (a) Periodic Dividends on the Series [ ] Preferred Securities shall be cumulative. Such Dividends will accumulate and be cumulative whether or not they have been declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. Dividends shall accrue from , 199[ ] and shall be payable [monthly] in arrears on the last day of [each calendar month] of each year, commencing on , 199[ ].

          (b) The dividend payable on the Series [ ] Preferred Securities shall be [describe method of determination thereof] [at a rate of %] of the Face Amount [Principal Amount] of the Series [ ] Preferred Securities. The amount of dividends payable for any full [monthly] dividend period shall be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full [monthly] dividend period, shall be computed on the basis of the actual number of days elapsed in such period. The Company shall only pay dividends to the extent it has funds legally available to make such payments.

          (c) Dividends declared on the Series [ ] Preferred Securities shall be payable to the record holders thereof as they appear on the register for the Series [ ] Preferred Securities maintained by or on behalf of the Company on the relevant record date, which shall be one Business Day prior to the relevant payment date; provided that in the event that the Series [ ] Preferred Securities do not remain in book-entry-only form, the relevant record date shall be [the fifteenth day of the month in which the relevant payment date occurs]. If any date on which dividends are payable on the Series [ ] Preferred Securities is not a Business Day, then the payment of the dividend payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

          (d) Except as described in the Agreement and in this Written Action, the Series [ ] Preferred Securities shall have no other right to participate in the profits of the Company.

          5. Ranking; Liquidation. (a) The Series [ ] Preferred Securities shall, with respect to dividend rights and rights on dissolution, rank pari passu with the related Common Securities, unless an Event of Default under the Series [ ] Note shall have occurred and be continuing, in which case the right to receive dividends and rights on dissolution of the Preferred Members holding Series [ ] Preferred Securities shall be prior to the rights of Common Members holding the related Common Securities with respect to such payments.

          (b) In the event of any voluntary or involuntary dissolution of the Company, Preferred Members holding Series [ ] Preferred Securities shall be entitled to receive for each Series [ ] Preferred Security the Principal Amount plus accumulated and unpaid dividends (whether or not declared) to the date of payment.

          6. Redemption or Exchange. (a) The Series [ ] Preferred
Securities shall be redeemable at the option of the holders thereof, in whole or in part [from time to time], on or after , 199[ ], upon [not less than nor more than ] notice to [DTC] [the Company], at the Redemption Price.

          (b) If there shall have occurred after , 199[ ], a change in any applicable U.S. law or regulation or in the interpretation thereof (including but not limited to the enactment or imminent enactment of any legislation, the publication of any judicial decisions, regulatory rulings, regulatory procedures, or notices or announcements (including notices or announcements of intent to adopt such procedures or regulations), or a change in the official position or in the interpretation of any law, exemption or regulation by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such change is made known) (any such change relating to taxes, a "Tax Event" and, any such change relating to the Investment Company Act of 1940, as amended, an "Investment Company Event", and together with a Tax Event, a "Special Event"), and the Company and J.P. Morgan shall have been advised by legal counsel (which counsel shall not be an employee of J.P. Morgan or the Company) that, as a result of such change, there exists more than an insubstantial risk that, in the case of a Tax Event, (i) Morgan Guaranty will be precluded from deducting the interest paid on the Series [ ] Note for federal income tax purposes, (ii) the Company will be subject to federal income tax with respect to the interest received on the Series [ ] Note, (iii) the contingent principal in excess of the face amount, if any, payable on the Series [ ] Note is not, or would not be, deductible by Morgan Guaranty for federal income tax purposes or (iv) the Company would be subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges or, in the case of an Investment Company Event, the Company is or will be considered an "investment company" that is required to be registered as such under the Investment Company Act of 1940, as amended, then within 90 days following the occurrence and during the continuance of any such Special Event, J.P. Morgan shall have the right to direct Morgan Guaranty to redeem the Series [ ] Note in whole or in an amount sufficient to cause the discontinuance of such Special Event, in either case in cash, or, in the case of a Tax Event, to allow the Series [ ] Note to remain outstanding and to indemnify the Company for any taxes payable by the Company as a result of such Tax Event. In the event that Morgan Guaranty shall redeem the Series [ ] Note, the Company will redeem at the Redemption Price a principal amount of the Series [ ] Preferred Securities and the related Common Securities equal to the principal amount of the Series [ ] Note so redeemed. If a Tax Event shall have occurred and be continuing and J.P. Morgan shall have elected to allow the Series [ ] Note to remain outstanding and provided that the Company shall received indemnification by J.P. Morgan for all taxes payable by the Company as a result of such Tax Event, then the Company may allow the Series [ ] Preferred Securities and the related Common Securities to remain outstanding.

          (c) The Series [ ] Preferred Securities shall be redeemed at the Redemption Price with the proceeds from the repayment by Morgan Guaranty when due of the Series [ ] Note or upon any redemption by Morgan Guaranty of such Series [ ] Note pursuant to the terms thereof.

          (d) If the Company or any holder of Series [ ] Preferred
Securities gives a notice of redemption in respect of any Series [ ]
Preferred Securities as provided herein, then, by 12:00 noon, New York time, on the date fixed for redemption, the Company will, so long as the Series [ ] Preferred Securities are in book-entry-only form, irrevocably deposit with the securities depository for the Series [ ] Preferred
Securities funds sufficient to pay the applicable Redemption Price and will give such depository irrevocable instructions and authority to pay the Redemption Price to the holders thereof. If the Series [ ] Preferred Securities are no longer in book-entry-only form, the Company will irrevocably deposit with the paying agent for the Series [ ] Preferred Securities funds sufficient to pay the applicable Redemption Price and will give such paying agent irrevocable instructions and authority to pay the Redemption Price to the holders thereof upon surrender of their Series [ ] Preferred Security certificates. Notwithstanding the foregoing, dividends payable on or prior to the redemption date for any Series [ ] Preferred Securities called for redemption shall be payable to the holders of such Series [ ] Preferred Securities on the relevant record dates for the payments thereof. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Preferred Members holding Series [ ] Preferred Securities so called for redemption will cease, except the right of such Preferred Members to receive the Redemption Price, but without interest, and such securities will cease to be outstanding. In the event that any date on which any payment in respect of the redemption of any Series [ ] Preferred Securities is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day.
In the event that payment of the Redemption Price in respect of any Series
[ ] Preferred Securities called for redemption is improperly withheld or refused and not paid either by the Company or by J.P. Morgan pursuant to the Guarantee, dividends on such Series [ ] Preferred Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Company for such Series [ ] Preferred Securities to the date such Redemption Price is actually paid, in which case the actual payment will be the date fixed for redemption for purposes of calculating the Redemption Price.

          (e) Subject to the foregoing and applicable law (including without limitation, U.S. federal securities laws) J.P. Morgan or its subsidiaries may at any time and from time to time purchase outstanding Series [ ] Preferred Securities by tender, in the open market or by private agreement.

          7. Sinking Fund. The Series [ ] Preferred Securities [shall] [shall not] be subject to the operation of a retirement or sinking fund.

          8. Guarantee of Liabilities. It shall be a condition precedent to the issuance of the Series [ ] Preferred Securities that J.P. Morgan execute the Guarantee and the Expense Agreement.

          9. Book-Entry-Only Issuance. (a) The Depository Trust Company, New York, New York ("DTC"), will initially act as securities depository for the Series [ ] Preferred Securities. The Series [ ] Preferred Securities will be issued only as fully-registered securities registered in the name of [Cede & Co. (DTC's partnership nominee)].

          (b) Redemption notices shall be sent to Cede & Co. If less then all of the Series [ ] Preferred Securities are being redeemed, such securities shall be redeemed in accordance with DTC's then-current practice.

          (c) DTC may discontinue providing its services as securities depository with respect to the Series [ ] Preferred Securities by giving reasonable notice to the Company as provided in the agreement between the Company and DTC. Under such circumstances, if a successor securities depositary is not obtained, the Company at its expense shall cause certificates for Series [ ] Preferred Securities to be printed and delivered as promptly as practicable.

          (d) In the event that the Series [ ] Preferred Securities do not remain in book-entry-only form, the following provisions will apply:

          (i) registration of transfers of Series [ ] Preferred Securities will be effected without charge by or on behalf of the Company, but upon payment (with the giving of such indemnity as the Company or J.P. Morgan may require) in respect of any tax or other governmental charges which may be imposed in connection therewith; and

           (ii) the Company will not be required to register or cause to be registered the transfer of Series [ ] Preferred Securities after such Preferred Securities have been called for redemption or exchange.

          10. Authorization of Agreements. The Company, and either Managing Member on behalf of the Company, may enter into and perform the Expense Agreement and the Underwriting Agreement without any further act, vote or approval of any Member.

          11. Registrar and Transfer Agent. The Company hereby appoints [ ] as its initial registrar, transfer agent and Paying Agent for the Series [ ] Preferred Securities.

          12. Governing Law. This Written Action shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.


          IN WITNESS WHEREOF, the undersigned Managing Members of the Company have hereto set their hands as of the day and year first above written.


                                   J.P. MORGAN & CO.
                                   INCORPORATED,


                                   By:
                                      ------------------------
                                      Name:
                                      Title:


                                   J.P. MORGAN VENTURES
                                      CORPORATION,


                                   By:
                                      ------------------------
                                      Name:
                                      Title:

                                                                EXHIBIT [ ]


         Certificate                          Number
           Number                           of Shares
         -----------                        ---------
              1                             00,000,000

                                 CUSIP NO.


         CERTIFICATE EVIDENCING LIMITED LIABILITY COMPANY INTERESTS

                      PREFERRED SECURITIES, SERIES [ ]
                                     OF
                   J.P. MORGAN INDEX FUNDING COMPANY, LLC


          J.P. Morgan Index Funding Company, LLC, a Delaware limited liability company (the "Company"), hereby certifies that [Cede & Co.] (the "Holder") is the registered owner of 0,000,000 preferred limited liability company interests in the Company of a series designated the [ ]% Preferred Securities, Series [ ] (the "Securities"). The Securities are fully paid and nonassessable limited liability company interests in the Company, as to which the members of the Company who hold the Securities (the "Preferred Securityholders") in their capacity as members of the Company will have no liability solely by reason of being Preferred Securityholders in excess of their share of the Company's assets and undistributed profits (subject to the obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it), and are transferable on the books and records of the Company, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The powers, preferences and special rights and restrictions of the Securities are set forth in, and this Certificate and the Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Limited Liability Company Agreement of the Company, dated as of September 10, 1997, as the same may be amended from time to time (the "LLC Agreement") and the written action of the Managing Members of the Company authorizing the issuance of the Securities and determining the powers, preferences and special rights and restrictions, regarding dividends, voting, redemption, exchange, return of capital and otherwise, and other matters relating to the Securities (the "Securities Terms"), copies of which LLC Agreement and Securities Terms are on file at the principal office of the Company. The Company will furnish a copy of such LLC Agreement and Securities Terms to each Preferred Securityholder without charge upon written request to the Company at its principal place of business or registered office, as the case may be. Each Preferred Securityholder is entitled to the benefits of the Guarantee Agreement of J.P. Morgan & Co.
Incorporated ("J.P. Morgan"), dated           , 1997 (the "Guarantee") to
the extent provided therein and is entitled to enforce the rights of the Company under the related Note (the "Note") issued by Morgan Guaranty Trust Company of New York ("Morgan Guaranty") to the Company to the extent provided therein. The Company will furnish a copy of such Guarantee to each Preferred Securityholder without charge upon written request to the Company at its principal place of business.

          Each Preferred Securityholder, by accepting this Certificate, is deemed to have agreed that each of the Guarantee and the Senior Note Guarantee Agreement, dated as of [ ], executed and delivered by J.P. Morgan for the benefit of the Company (the "Senior Note Guarantee"), is subordinate and junior in right of payment to all liabilities of J.P. Morgan and pari passu with the most senior preferred or preference stock of any series now or hereafter issued by J.P. Morgan and pari passu with any guarantee now or hereafter entered into by J. P. Morgan in respect of any preferred or preference stock or interest of any affiliate of J.P. Morgan, as and to the extent provided in the Guarantee or the Senior Note Guarantee, as applicable.


          IN WITNESS WHEREOF, this certificate has been signed on behalf of the Company by a duly authorized officer of one of its Managing Members and on behalf of J.P. Morgan, as Guarantor, by a duly authorized officer thereof.


                                  J.P. MORGAN INDEX FUNDING
                                  COMPANY, LLC

                                  By J.P. MORGAN & CO.
                                       INCORPORATED,
                                       as Managing Member,



                                  By:
                                     -------------------------


                                  By J.P. MORGAN & CO.
                                       INCORPORATED, as
                                       Guarantor



                                  By:
                                     -------------------------